Exhibit 32.1

CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER
PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     In connection with the Quarterly Report on Form 10-Q of Verecloud, Inc. (the "Company") for the three months ended September 30, 2010, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned, John McCawley, Chief Executive Officer of the Company, and James R. Buckley, Chief Financial Officer of the Company, each hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to their knowledge:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

By:	/s/ John McCawley	By:	/s/ James R. Buckley
	John McCawley		James R. Buckley
	Chief Executive Officer		Chief Financial Officer
	November 15, 2010		November 15, 2010